                                   SUPPLEMENT
                            DATED SEPTEMBER 6, 2005
       TO THE HARTFORD SMALL CAP, MID CAP AND MULTI CAP FUNDS PROSPECTUS
              DATED MARCH 1, 2005 (AS SUPPLEMENTED JUNE 15, 2005)

The Prospectus is revised as follows:

1.  CLASS Y SHARES

     In the "Introduction" on page 2 of the Prospectus, the third sentence of the first paragraph is deleted and replaced with the following:

          "Each of the funds, except for the funds of funds (as defined below), also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class."

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2.  TRANSFER AGENT FEE WAIVERS

     Effective November 1, 2005, Hartford Administrative Services Company (the funds' transfer agent) has agreed to waive a portion of the transfer agency fees of the funds under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. Not all classes may currently be impacted by the waiver. "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the funds pay. That undertaking may be amended or withdrawn at any time.

     The "Other Expenses" in the fee table disclosed in the prospectus for each of the Funds are based on, among other things, the fees a fund would have paid if the Transfer Agent did not waive a portion of its fee under the undertaking described above. In the case of the classes impacted by the waiver described above, after the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets for Class A, Class B and Class C shares of the following funds were:

                                                                            "TOTAL ANNUAL OPERATING
                                                 "OTHER EXPENSES"                  EXPENSES"
FUND                                        CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
Growth Opportunities                         0.42%     0.42%       --      1.44%     2.19%       --
MidCap Value                                   --      0.43%       --        --      2.28%       --
Small Company                                0.43%     0.43%     0.44%     1.53%     2.28%     2.29%
SmallCap Growth                              0.45%     0.45%     0.45%     1.60%     2.35%     2.35%
Value Opportunities                            --      0.54%       --        --      2.54%       --

     This table only reflects transfer agent fee waivers as described above and does not reflect any other waivers or limitations on total operating expenses that may apply to each Fund and/or class, as described in the Prospectus or in this Supplement. In addition, not all classes are currently impacted by the waivers described above; therefore, only expenses of those Funds and classes currently affected by the transfer agent fee waivers are identified in the table.

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 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.